                                                                  EXHIBIT 10.9.2

THIS WARRANT AND ANY SHARES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF JUNE 30, 1998 (THE "STOCKHOLDERS' AGREEMENT"). THE TRANSFERABILITY OF THESE SECURITIES IS RESTRICTED, AND THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS' AGREEMENT. THE SECURITIES REPRESENTED BY THIS WARRANT ARE ALSO SUBJECT TO A SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 30, 1998 (THE "REGISTRATION AGREEMENT"). COPIES OF THE STOCKHOLDERS' AGREEMENT AND THE REGISTRATION AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. ___                                   Right to Purchase __________ Shares of
                                                           Common Stock of
                                                  Odyssey HealthCare, Inc.

                            ODYSSEY HEALTHCARE, INC.

                          COMMON STOCK PURCHASE WARRANT

                                                                  July ___, 1998

         Odyssey HealthCare, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received,________________. or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Boston time, on March 31, 2005, or such later time as may be specified in Section 17 hereof, _________ fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company, at a purchase price per share of $0.01 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant evidences the right to purchase shares of Common Stock of the Company issued pursuant to a certain Senior Subordinated Note and Warrant Purchase Agreement (the "Agreement"), dated as of June 30, 1998 by and among the Company, HNT Hospice of North Texas, a Texas corporation, Odyssey HealthCare of Birmingham, Inc., a Delaware corporation, Odyssey HealthCare of Central Indiana, Inc., a Delaware corporation, Odyssey HealthCare of


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                                      -2-


Detroit, a Delaware corporation, Odyssey HealthCare of Phoenix, a Delaware corporation, Odyssey HealthCare of Milwaukee, Inc., a Delaware corporation, Odyssey HealthCare of Central Texas, a Delaware corporation, Odyssey HealthCare of Minneapolis, Inc., a Delaware corporation, Odyssey HealthCare of New Orleans, a Delaware corporation, Odyssey HealthCare of Las Vegas, Inc., a Delaware corporation, Odyssey HealthCare of Pennsylvania, Inc., a Delaware corporation, Odyssey HealthCare of North Texas, Inc., a Delaware corporation, Odyssey HealthCare of Houston, Inc., a Delaware corporation, Odyssey HealthCare of New Jersey, Inc., a Delaware Corporation, and Odyssey HealthCare of Georgia, Inc., a Delaware corporation, Capital Resource Lenders III, L.P., a Delaware limited partnership, and CRP Investment Partners III, L.L.C., a Delaware limited liability company, and subject to the Stockholders' Agreement and the Registration Agreement, copies of which agreements are on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Agreement, the Stockholders' Agreement and the Registration Agreement, as provided therein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include Odyssey HealthCare, Inc. and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

                  (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.001 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Conversion Price" means the amount that the Purchase Price would be, immediately prior to the determination of the Conversion Price and giving effect to all adjustments that would have been required under Section 5, if the initial Purchase Price had been $1.75 per share of Common Stock.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 0 or otherwise.



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                                      -3-


         Exercise of Warrant.

                  Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the form of subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  Payment by Surrender of Notes. Notwithstanding the payment provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

                  Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

                  Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X   =   Y (A-B)
                                   -------
                                      A

where    X =      the number of shares to be issued to the holder pursuant to this Section 1.6.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.6.

         A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 1.6.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.6.

For purposes of this Section 1.6, the "fair market value" per share of the Company's Common Stock shall mean:

                  If the net issue election is exercised in connection with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                  If the net issue election is not exercised in connection with and contingent upon the Company's initial public offering, then as follows:

                           If the Common Stock is traded on a national
                                    securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the average of the last reported sale prices of the Common Stock on such exchange or on the National Market over the ten (10) consecutive Business Days immediately preceding the effective date of exercise of the net issue election or if the last reported sale price information is not available for such days, the average of the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

                           If the Common Stock is not so listed or admitted to
                                    unlisted trading privileges, the fair market value shall be the average of the mean of



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                                      -5-


                                    the last bid and asked prices reported over the ten (10) consecutive Business Days immediately preceding the effective date of exercise of the net issue election (1) by the NASDAQ or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

                           If the Common Stock is not so listed or admitted to
                                    unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the fair market value shall be determined in good faith by the Board of Directors of the Company.

         Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         Adjustment for Dividends in Other Stock, Property, etc.;
Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) by way of dividend, or any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each



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                                      -6-


such case the holder of this Warrant, on the exercise hereof as provided in
Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions
(b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         Adjustment for Reorganization, Consolidation, Merger, etc.

                  Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

                  Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

                  Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 17 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

         Anti-Dilution Adjustment.

                  General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

                  Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock (except
(i) upon exercise of this Warrant, (ii) upon conversion of the Preferred Stock (as defined in the Agreement) outstanding on the date hereof, (iii) upon exercise of options or other rights to purchase up to an aggregate of 2,278,000 shares of Common Stock issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company pursuant to stock option plans or other arrangements that are approved by the Board of Directors of the Company, (iv) upon exercise of the warrants (the "Preferred Warrants") issued pursuant to that certain Promissory Note and Warrant Purchase Agreement dated as of May 22, 1998 among the Company and certain purchasers named therein, and (v) upon conversion of the Series B Preferred Stock, $0.001 par value per share, of the Company issuable upon exercise of the Preferred Warrants) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, and/or the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Conversion Price on the date of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Conversion Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Conversion Price immediately prior to such issue or sale. Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

                  Option Grants. In the event that at any time the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (except options or other rights to purchase up to an aggregate of 2,278,000 shares of Common Stock issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company pursuant to stock option plans or other arrangements that are approved by the Board of Directors of the Company) (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price or the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible Securities covered by subsection 5.3 or pursuant to the exercise of the Preferred Warrants), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price or the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in Section 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

                  (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased o decreased to the Purchase Price which would be in effect immediately after such change if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provision reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

                  (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

                  (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason or provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Conversion Price used in such determination shall be the Conversion Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.

                  Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this
Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

                  Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

                  Determination of Consideration Received. For purposes of this
Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

                  (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor.

                  (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company.

                  (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

                  (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the nonsurviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

                  (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

                  Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

         No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

         Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         Notices of Record Date, etc.  In the event of

                  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

         Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

         Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  subject to the terms of the Stockholders' Agreement, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

                  any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

         Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of The Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Boston time, on the later of (i) March 31, 2005 or (ii) at such time as all principal, premium (if any) and interest on the Notes (as defined in the Agreement) is paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of
Section 1.6 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                       ODYSSEY HEALTHCARE, INC.




                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

ODYSSEY HEALTHCARE, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock of Odyssey HealthCare, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________, federal taxpayer identification number _______________, whose address is _______________________.

Dated:

                                       -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the Warrant)


                                       -----------------------------------------
                                                      (Address)

Signed in the presence of:

--------------------------------

                                   ----------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto __________, federal taxpayer identification number
________________, whose address is ______________, the right represented by the within Warrant to purchase ______________ shares of Common Stock of Odyssey HealthCare, Inc. to which the within Warrant relates, and appoints ________________ Attorney to transfer such right on the books of Odyssey HealthCare, Inc. with full power of substitution in the premises.

Dated:
                                       -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the Warrant)


                                       -----------------------------------------
                                                       (Address)

Signed in the presence of:

--------------------------------

                           FORM OF NET ISSUE ELECTION
            (To be signed only on net issue exercise of the Warrant)


         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant with respect to ______________ shares of Common Stock of Odyssey HealthCare, Inc., pursuant to the net issuance provisions set forth in Section 1.6 of this Warrant, and requests that the certificates for the number of shares of Common Stock issuable pursuant to said Section 1.6 after application of the net issuance formula to such _____________ shares to be issued in the name of, and delivered to ________________________, federal taxpayer identification number ________________, whose address is
_________________________________.


Dated:
                                       -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the Warrant)


                                       -----------------------------------------
                                                       (Address)

                             LIST OF WARRANT HOLDERS


      CERTIFICATE                                                                                 NUMBER OF
        NUMBER                             HOLDER NAME                    DATE                      SHARES
      -----------                          -----------                    ----                    ---------
    W-1                  Capital Resource Lenders III, L.P.              7/1/98                   1,777,752

    W-2                  CRP Investment Partners III, L.L.C.             7/1/98                       4,456

    W-3                  Capital Resource Lenders III, L.P.             12/31/98                    160,909

    W-4                  CRP Investment Partners III, L.L.C.            12/31/98                        403

Total Outstanding                                                                                 1,943,520